Net Loss Per Common Share	12 Months Ended
Jun. 30, 2022
Earnings Per Share [Abstract]
Net Loss Per Common Share
10. Net Loss Per Common Share
Basic loss per share is computed by dividing net loss available to common stockholders by the weighted average number of shares of common stock outstanding during the period. Diluted loss per share reflects the potential dilution that could occur if stock options, warrants, and convertible securities were exercised or converted into common stock. Diluted loss per share equals basic loss per share as the effect of including dilutive securities in the calculation would be antidilutive. For the years ended June 30, 2022 and 2021, respectively, stock options of 5,092 thousand and
5,554 thousand were excluded from the computation of diluted loss per share as our reported net losses for those periods would cause their exercise to have no effect on the calculation of loss per share.